                                                                  EXECUTION COPY

              CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED
        AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT
            HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

       AGREEMENT TO TERMINATE THE INTEREST OF JAPAN TOBACCO INC. IN THE
                 MASTER RESEARCH LICENSE AND OPTION AGREEMENT

         THIS AGREEMENT TO TERMINATE THE INTEREST OF JAPAN TOBACCO INC. IN THE MASTER RESEARCH LICENSE AND OPTION AGREEMENT (this "Agreement"), effective December 31, 1999, (the "Effective Date") is made by and among ABGENIX, INC., a Delaware corporation ("ABX") and JAPAN TOBACCO INC., a Japanese corporation ("JTI"), and XENOTECH, L.P., a California limited partnership ("XT") with reference to the following facts and circumstances.

                                   RECITALS

         A. WHEREAS, Cell Genesys, Inc. ("CGI"), the predecessor company of ABX, and JT Immunotech USA Inc. ("Immunotech"), a wholly-owned indirect subsidiary of JTI, formed XT in 1991 to develop genetically modified strains of mice which can produce fully human monoclonal antibodies, and to commercialize products generated therefrom;

         B. WHEREAS, CGI assigned to ABX (its wholly-owned subsidiary at such time) its interest in XT, and Immunotech merged into JT America Inc. ("JTA"), a wholly-owned subsidiary of JTI, and its interest in XT was assigned to JTA by operation of law;

         C. WHEREAS, JTA has agreed to sell to ABX, and ABX has agreed to purchase, JTA's interest in XT pursuant to a Limited Partnership Interest and Stock Purchase Agreement of even date herewith, by and between ABX and JTA (the "Purchase Agreement");

         D. WHEREAS, XT, JTI and CGI were parties to a Master Research License and Option Agreement dated effective as of June 28, 1996, as amended (the "MRLOA"), to govern the parties' rights with respect to the development and commercialization of Products;

         E. WHEREAS, JTI is willing to terminate its rights under and interest in the MRLOA in exchange for certain consideration to be paid by ABX hereunder;

         NOW THEREFORE, for and in consideration of the covenants, conditions, and undertakings hereinafter set forth, the Parties agree as follows:

1.       DEFINITIONS

         For purposes of this Agreement, capitalized terms set forth in this Agreement and not otherwise defined herein shall have the meaning set forth in the MRLOA.

         1.1 "ANTIGEN" shall mean a [*] that (a) is defined by a [*] thereof, including any [*] thereto and (b) is identified by a [*] (as disclosed in an [*] sufficient to [*]

[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                       1.

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         1.2 "ANTIGEN INVENTION" shall mean any inventions that relate to (a)
the [*] of [*] that [*] to an [*] or [*] or such [*] or [*] of such [*] such [*] and [*] that [*] such [*] (b) [*] such [*] or [*] other than those described in (a); and (c) [*] described in (a) and/or (b); in each case that are made, conceived or reduced to practice by or on behalf of [*] under the MRLOA, together with all patent applications, patents and/or know-how relating to, covering or claiming the foregoing.

         1.3 "CONTROLLED" shall mean the ability to grant licenses or sublicenses with respect to a technology or material as provided in this Agreement without breaching any agreement or other arrangement with a Third Party.

         1.4 "MAJORITY-OWNED AFFILIATE OF JTI" shall mean an entity of which JTI owns, directly or indirectly, more than [*] of the shares of such entity entitled to vote in the election of directors or corresponding managing authority.

         1.5 "PRODUCT ANTIGEN" shall have the meaning ascribed in the applicable Product License executed pursuant to the MRLOA.

         1.6 "RESEARCH PROGRAM MATERIALS AND INFORMATION" shall mean: (i) [*]
(ii) [*] that [*] that [*] (iii) [*] that [*] or [*] that [*] (iv) [*]
that [*] that [*] or [*] and (v) information (and all [*] thereof) regarding the [*] described in clauses (i) through (iv); in each case that are made, conceived, reduced to practice or otherwise derived from the activities conducted by the Parties pursuant to and in accordance with the MRLOA or any Product License entered into pursuant to the MRLOA.

         1.7 "XENOMOUSE ANIMALS" shall mean transgenic mice which are Controlled by ABX and which contain unrearranged human immunoglobulin genes that are capable of producing human antibodies when immunized with an antigen.

2.       CONSIDERATION

         In consideration for JTI's agreement to relinquish its Buy-In Right with respect to certain Selected Antigens under the MRLOA, ABX shall pay to JTI Ten Million Dollars (US$10,000,000) on December 31, 1999. The payment required to be made pursuant to this Section 2 shall be without [*] if any, the [*]

[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                       2.

3. TERMINATION OF JTI'S RIGHTS UNDER THE MRLOA.

         3.1 JTI's rights under and interest in the MRLOA are hereby terminated effective as of the Effective Date, including without limitation (a) its rights under Section 3.1 thereof, (b) its rights to select certain Antigens for development of antibody products binding thereto, and (c) its rights to maintain and use a colony of XenoMouse Animals as provided in the MRLOA. JTI's obligations under Articles 12 (excluding Section 12.2(a)) and 14 of the MRLOA shall survive termination of JTI's interest in the MRLOA pursuant to this Agreement solely with respect to activities conducted by JTI pursuant to the MRLOA prior to the Effective Date. The termination of JTI's rights under and interest in the MRLOA shall not affect JTI's rights under any Product License entered into between JTI and XT prior to the Effective Date, or the rights of ABX and XT under the MRLOA, which shall survive termination of JTI's interest in the MRLOA.

         3.2 ABX and XT hereby release and discharge JTI from, and hereby waive and relinquish, all disputes, claims, controversies, demands, rights, obligations, liabilities, actions and causes of action of every kind and nature arising out of activities conducted by ABX and XT pursuant to the MRLOA after the Effective Date. The Parties intend that the MRLOA shall continue in full force and effect as between ABX and XT, and that JTI's rights under the MRLOA shall revert to XT.

4.       LICENSE GRANT.

         4.1 LICENSE UNDER ANTIGEN INVENTIONS. Subject to the terms and conditions of this Agreement, JTI hereby grants to ABX a non-exclusive, fully paid-up, royalty-free, perpetual, worldwide, sublicensable license to use Antigen Inventions, except that such license shall not include a license to use the Antigen Inventions relating to the [*] during the period in which the relevant Product License for each such Product Antigen is in effect. In no event shall JTI be obligated to disclose or provide to ABX any Research Program Materials and Information relating to any Antigen Invention, notwithstanding the foregoing license.

         4.2 NON-EXCLUSIVE LICENSE WITH RESPECT TO XENOMOUSE ANIMALS. Subject to the terms and conditions of this Agreement, JTI hereby grants to ABX a non-exclusive, fully paid-up, royalty-free, perpetual, sublicensable, worldwide license under all intellectual property rights Controlled by JTI as of the Effective Date that cover the creation, development, use, manufacture, importation, offer for sale and sale of XenoMouse Animals.

         4.3 NON-EXCLUSIVE LICENSE UNDER PRODUCT ANTIGEN INVENTIONS ARISING UNDER THE MRLOA. JTI hereby grants to ABX a non-exclusive, fully paid-up, royalty-free, perpetual, sublicenseable, worldwide license under all intellectual property rights Controlled by JTI covering Antigen Inventions arising out of JTI's activities under the MRLOA with respect to any Product Antigen (as defined in the MRLOA) for which either (a) JTI's option under the MRLOA expires or terminates prior to JTI and XT entering into a Product License therefor, or (b) JTI and XT have entered into a Product License, and such Product License has terminated or expired (but not while such Product License is in effect). In no event shall JTI be obligated to disclose or

[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                       3.

provide to ABX any Research Program Materials and Information relating to any such Product Antigen or related Antigen Invention, notwithstanding the foregoing license.

         4.4 NON-EXCLUSIVE LICENSE RELATING TO PROJECT TECHNOLOGY AND JT INDEPENDENT INVENTIONS. JTI hereby grants to ABX a non-exclusive (even as to JTI), worldwide, royalty-free, perpetual, sublicensable license under all intellectual property rights in and to any inventions made by JTI in the course of practicing any Project Technology, and all intellectual property rights in and to any JT Independent Technology Controlled by JTI for all uses within the Field or the Expanded Field. In no event shall JTI be obligated to disclose or provide to ABX any materials created by JTI using the Project Technology or that are within the JT Independent Technology, including without limitation any transgenic animals, notwithstanding the foregoing license. The capitalized terms in this Section 4.4 not defined in this Agreement shall have the meanings given to them in the Amended and Restated Field License between ABX, JTA and XT of even date herewith or the Amended Expanded Field License between ABX and JTA of even date herewith.

         4.5 SUBLICENSE UNDER THE [*] JTI hereby grants to XT a non-exclusive, worldwide, royalty-free, perpetual license under the [*] Such license shall be sublicensable solely with respect to use of [*] JTI covenants that it shall use all commercially reasonable efforts to maintain in effect the [*] and that it shall promptly notify ABX of any material communication or notice it delivers or receives that may adversely affect the scope or effectiveness of ABX's license under this Section 4.5.

5.       PATENT ASSISTANCE.

         5.1 PATENT ASSISTANCE. JTI shall provide to ABX, during the four (4) months following the Effective Date (the "Transition Period"), reasonable assistance in connection with ABX's assumption of responsibility for the prosecution of the Patent Rights (as defined in the Collaboration Agreement between CGI (which assigned its interest therein to ABX), XT and JTA dated June 12, 1991, as amended and as terminated as of the Effective Date) in Japan. JTI and ABX shall conduct one face to face meeting in Japan for such purpose during the Transition Period, with each Party bearing all costs for its representatives' attendance at such meeting. Following the Transition Period, JTI shall reasonably assist ABX in the prosecution and defense of the Patent Rights in Japan upon ABX's written request, in which event ABX shall reimburse JTI for its reasonable costs and expenses incurred in connection therewith, including [*] at a [*] in advance by the Parties.

6.       INDEMNIFICATION

         6.1 BY JTI. Subject to ABX's compliance with Section 6.3, JTI agrees to indemnify, defend and hold ABX and its Affiliates and their respective directors, officers, employees and agents harmless from and against any losses, claims, damages, liabilities, penalties and interest, or actions resulting directly from any Third Party claims (collectively, "Liabilities") arising from

[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                       4.

any negligence or willful misconduct of JTI (or its directors, officers, employees or agents) or the breach of any representations, warranties, covenants or other obligations of JTI under this Agreement, except to the extent that such Liabilities arise from ABX's breach of any of its representations, warranties, covenants or other obligations under this Agreement or relate to any Liabilities incurred in connection with any failure by ABX to pay any withholding taxes due to a government authority in connection with ABX's performance of its obligations and exercise of its rights under this Agreement, whether such taxes are paid by ABX at the time of payment to JTI or imposed upon ABX by the relevant authority at a later date.

         6.2 BY ABX. Subject to JTI's compliance with Section 6.3, ABX agrees to indemnify, defend and hold JTI and its Affiliates and their directors, officers, employees and agents harmless from and against any Liabilities arising from (i) any negligence or willful misconduct of ABX (or its directors, officers, employees, or agents); (ii) the breach of any representations, warranties, covenants or other obligations of ABX under this Agreement, (iii) ABX's or its Affiliates' activities under the MRLOA after the Effective Date, and (iv) any failure by ABX to pay any withholding taxes due to a government authority in connection with ABX's performance of its obligations and exercise of its rights under this Agreement (whether such taxes are paid by ABX at the time of payment to JTI or imposed upon ABX by the relevant authority at a later date), except in each case to the extent that such Liabilities arise from JTI's negligence or willful misconduct or breach of any of its representations, warranties, covenants or other obligations under this Agreement.

         6.3 INDEMNIFICATION PROCEDURES. If a Party (the "Indemnitee") intends to claim indemnification under this Article 6, it shall promptly notify the indemnifying Party (the "Indemnitor") in writing of any Liability in respect of which the Indemnitee or its directors, officers, employees or agents intend to claim such indemnification, and the Indemnitor shall have the right to participate in, and, to the extent the Indemnitor so desires, to assume the defense thereof with counsel mutually satisfactory to the Parties. The indemnity obligation of this Article 6 shall not apply to amounts paid in settlement of any loss, claim, damage, liability or action if such settlement is effected without the consent of the Indemnitor, which consent shall not be withheld or delayed unreasonably. The failure to deliver written notice to the Indemnitor within a reasonable time after the commencement of any such action shall not relieve such Indemnitor of any liability to the Indemnitee under this Article 6, except to the extent that such failure is prejudicial to its ability to defend such action. The Party claiming indemnification under this Article 6 and its directors, officers, employees and agents, shall cooperate fully with the Indemnitor and its legal representatives in the investigation of any action, claim or liability covered by this Article 6.

[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                       5.

7.       REPRESENTATIONS, WARRANTIES AND COVENANTS

         7.1 REPRESENTATIONS, WARRANTIES AND COVENANTS OF ABX. ABX represents and warrants to JTI that (i) it has the full right and authority to enter into this Agreement; (ii) it has taken all necessary action on its part to authorize the execution and delivery of this Agreement and the performance of its obligations hereunder; (iii) to the knowledge of ABX as of the Effective Date, there are no existing or threatened actions, suits or claims pending with respect to the subject matter hereof or the right of ABX to enter into and perform its obligations under this Agreement; and (iv) it has not entered and during the term of this Agreement will not enter any other agreement inconsistent or in conflict with this Agreement.

         7.2 REPRESENTATIONS, WARRANTIES AND COVENANTS OF JTI. JTI represents and warrants to ABX that (i) it has the full right and authority to enter into this Agreement; (ii) it has taken all necessary action on its part to authorize the execution and delivery of this Agreement and the performance of its obligations hereunder; (iii) to the knowledge of JTI as of the Effective Date, there are no existing or threatened actions, suits or claims pending with respect to the subject matter hereof or the right of JTI to enter into and perform its obligations under this Agreement; and (iv) it has not entered and during the term of this Agreement will not enter any other agreement inconsistent or in conflict with this Agreement.

8.       TERM; TERMINATION

         8.1 TERM. This Agreement shall commence on the Effective Date and, unless earlier terminated as provided in this Article 8, shall continue in effect for a period of twenty (20) years from the Effective Date.

         8.2 TERMINATION FOR BREACH. Either Party may terminate this Agreement in the event the other Party shall have materially breached or defaulted in the performance of any of its material obligations hereunder, and such breach or default shall have continued for sixty (60) days after written notice thereof was provided to the breaching Party by the nonbreaching Party that terminates the Agreement as to the breaching Party. Any termination shall become effective at the end of such sixty (60) day period unless the breaching Party has cured any such breach or default prior to the expiration of the sixty (60) day period. However, if the Party alleged to be in breach of this Agreement disputes such breach within such sixty (60) day period, the other Party shall not have the right to terminate this Agreement unless it has been determined by an arbitration proceeding in accordance with Section 9.13 below that the allegedly breaching Party did in fact materially breach this Agreement, and the breaching Party fails to cure such breach within thirty (30) days following the final decision of the arbitrators or such other time as directed by the arbitrators.

         8.3      EFFECT OF EXPIRATION OR TERMINATION.

                  8.3.1 ACCRUED OBLIGATIONS AND RIGHTS. Expiration or any termination of this Agreement for any reason shall not relieve either Party of any obligation accruing prior to such expiration or termination or release either Party from any liability which at the time of such expiration or termination has already accrued to such Party. Such termination or expiration shall

[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                       6.

not preclude either Party from pursuing any rights and remedies it may have hereunder or at law or in equity which accrued to it prior to such expiration or termination.

                  8.3.2 SURVIVAL. Articles 4, 5, 6, 7 and 9 and Section 8.3.2 shall survive the expiration or termination of this Agreement.

9.       MISCELLANEOUS PROVISIONS

         9.1 GOVERNING LAWS. This Agreement shall be interpreted and construed in accordance with the laws of the State of California, USA, without regard to conflict of laws principles.

         9.2 WAIVER. It is agreed that no waiver by a Party hereto of any breach or default of any of the covenants or agreements herein set forth shall be deemed a waiver as to any subsequent and/or similar breach or default.

         9.3 ASSIGNMENTS. Neither this Agreement nor any right or obligation hereunder may be assigned or delegated, in whole or part, by either Party without the prior written consent of the other; provided that such written consent shall not be required where: (a) either Party assigns this Agreement to any entity that acquires substantially all of the assets to which this Agreement relates; (b) JTI assigns this Agreement to a Majority-Owned Affiliate of JTI; or
(c) ABX assigns this Agreement to an Affiliate. The terms and conditions of this Agreement shall be binding on and inure to the benefit of the permitted successors and assigns of the Parties. Notwithstanding the foregoing, ABX shall not be obligated without its written consent to transfer XenoMouse Animals to any Third Party or Affiliate of JTI, including without limitation any successor-in-interest of JTI. Any assignment not in conformance with this
Section 9.3 shall be null, void and of no legal effect.

         9.4 INDEPENDENT CONTRACTORS. The relationship of the Parties is that of independent contractors. The Parties shall not be deemed to be agents, partners or joint venturers of the others for any purpose as a result of this Agreement or the transactions contemplated thereby.

         9.5 COMPLIANCE WITH LAWS. In exercising their rights under this Agreement, the Parties shall fully comply with the requirements of any and all applicable laws, regulations, rules and orders of any governmental body having jurisdiction over the exercise of rights under this Agreement.

         9.6 FURTHER ACTIONS. Each Party agrees to execute, acknowledge and deliver such further instruments and to do all such other acts as may be necessary or appropriate in order to carry out the purposes and intent of this Agreement.

         9.7 NO IMPLIED OBLIGATIONS. Except as expressly provided herein, nothing in this Agreement shall be deemed to require JTI to exploit the Licensed Technology or to prevent JTI from commercializing products similar to or in competition with any Product, in addition to or in lieu of such Products.

[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                       7.

         9.8 NOTICES. Any notice, request, approval or consent required or permitted to be given between the Parties hereto shall be given in writing, and shall be deemed to have been properly given if delivered in person, transmitted by telecopy (with machine confirmation of transmission and confirmation by personal delivery, first class certified mail or courier), or mailed by first class certified mail to the other Party at the appropriate address set forth below, or to such other address as may be designated in writing by a Party from time to time in accordance with this Agreement.

         Japan Tobacco Inc.:                Japan Tobacco Inc.
                                            JT Building
                                            2-1 Toranoman 2-chome
                                            Minato-Ku, Tokyo 105
                                            Japan
                                            Fax:  011-81-3-5-479-0321
                                            Attn:  Vice President
                                            Pharmaceutical Division

         With a copy to:                    Gilbert, Segall and Young LLP
                                            430 Park Avenue
                                            New York, NY  10022
                                            Fax:  (212) 644-4051
                                            Attn:  Neal N. Beaton, Esq.

                                            Akros Pharma Inc.
                                            1400 Fashion Island Blvd.
                                            San Mateo, CA 94404
                                            Fax: (650) 312-8028
                                            Attn: President

         Abgenix, Inc. and                  Abgenix, Inc.
         Xenotech L.P.:                     7601 Dumbarton Circle
                                            Fremont, California 94555
                                            Fax: (510) 608-6511
                                            Attn: President


         With a copy to:                    Cooley Godward LLP
                                            3000 El Camino Real
                                            Five Palo Alto Square
                                            Palo Alto, CA 94306-2155
                                            Fax:  (650) 857-0663
                                            Attn:  Robert L. Jones, Esq.

         9.9 EXPORT LAWS. Notwithstanding anything to the contrary contained herein, all obligations of the United States and Japan, of ABX and JTI are subject to prior compliance with the export regulations and such other United States or Japanese laws and regulations as may be

[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                       8.

applicable, and to obtaining all necessary approvals required by the applicable agencies of the governments of the United States and Japan. JTI shall be responsible for obtaining such approvals, and shall use efforts consistent with prudent business judgment to obtain such approvals.

         9.10 SEVERABILITY. In the event that any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provision and the parties shall discuss in good faith appropriate revised arrangements.

         9.11 FORCE MAJEURE. Nonperformance of any Party shall be excused to the extent that performance is rendered impossible by strike, fire, earthquake, flood, governmental acts or orders or restrictions, failure of suppliers, or any other reason where failure to perform is beyond the reasonable control, and not caused by the negligence, intentional conduct or misconduct of the non-performing Party.

         9.12 NO CONSEQUENTIAL DAMAGES. IN NO EVENT SHALL ANY PARTY HERETO BE LIABLE FOR SPECIAL, INCIDENTAL OR CONSEQUENTIAL DAMAGES ARISING OUT OF THIS AGREEMENT OR THE EXERCISE OF ITS RIGHTS HEREUNDER.

         9.13 DISPUTE RESOLUTION; ARBITRATION. The Parties will attempt to resolve any dispute under this Agreement by mutual agreement, and, if required, there shall be a face-to-face meeting between the Chief Executive Officer of ABX and the Vice President of the Pharmaceutical Division of JTI. Any dispute under this Agreement which is not settled after such meeting shall be finally settled by binding arbitration, conducted in accordance with the Commercial Arbitration Rules of the American Arbitration Association by three (3) arbitrators appointed in accordance with said rules. The arbitration proceedings and all pleadings and written evidence shall be in the English language. Any written evidence originally in a language other than English shall be submitted in English translation accompanied by the original or a true copy thereof. The costs of the arbitration, including administrative and arbitrators' fees, shall be shared equally by the parties to the arbitration. Each Party shall bear its own costs and attorneys' and witness' fees; PROVIDED THAT the prevailing party in any arbitration, as determined by the arbitration panel, shall be entitled to an award against the other party in the amount of the prevailing party's costs and reasonable attorneys' fees. A disputed performance or suspended performances pending the resolution of the arbitration must be completed within thirty (30) days following the final decision of the arbitrators. Any arbitration subject to this Section 9.13 shall be completed within six (6) months from the filing of notice of a request for such arbitration.

         9.14 COMPLETE AGREEMENT. It is understood and agreed between ABX and JTI that this Agreement constitutes the entire agreement, both written and oral, between the Parties with respect to the subject matter hereof, and supersedes and cancel all prior agreements respecting the subject matter hereof (including without limitation the MRLOA and the letter agreement between JTI and ABX dated November 1, 1997 relating to the transfer of Transgenic Products or Antibody Products either written or oral, expressed or implied. No amendment or change hereof or addition hereto shall be effective or binding on either of the Parties unless reduced to writing and executed by the respective duly authorized representatives of ABX and JTI.

[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                       9.

         9.15 COUNTERPARTS. This Agreement may be executed in counterparts, each of which shall be deemed to be an original and both together shall be deemed to be one and the same agreement.

         9.16 HEADINGS. The captions to the several Articles and Sections hereof are not a part of this Agreement, but are included merely for convenience of reference only and shall not affect its meaning or interpretation.

         IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed by their respective duly authorized officers as of the day and year first above written.


         ABGENIX, INC.                                 XENOTECH, INC. AS GENERAL
                                                       PARTNER OF XENOTECH L.P.

         By:/s/ R. Scott Greer                         By:/s/ Raymond M. Withy
            -------------------------------------         ----------------------
            R. Scott Greer                                Raymond M. Withy
            President and Chief Executive Officer         Chairman


         JAPAN TOBACCO INC.


         By:/s/ Takashi Kato
            ------------------------------------------
            Takashi Kato
            Managing Director, Pharmaceutical Division


[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                       10.